Federated Municipal High Yield Advantage Fund, Inc.

Class A Shares
Class B Shares
Class C Shares
Class F Shares

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Supplement to current prospectus dated October 31, 2005.

      Under the section entitled "What are the Fund's Fees and Expenses?" please delete the fee table and the example in their entirety and replace with the following:


FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND, INC.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares.

Shareholder Fees                                        Class A    Class B    Class C   Class F
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases        4.50%      None       1.00%     1.00%
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price             0.00%      5.50%      1.00%     1.00%
or redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other Distributions)          None       None       None      None
(as a percentage of offering price)
Redemption Fee (as a percentage of amount               None       None       None      None
 redeemed, if applicable)
Exchange Fee                                            None       None       None      None

Annual Fund Operating Expenses (Before Waivers)(1)
Expenses That are Deducted From Fund Assets
(as a percentage of average net assets)
Management Fee(2)                                       0.6000%    0.6000%    0.6000%   0.6000%
Distribution (12b-1) Fee                                0.2500%(3) 0.7500%    0.7500%   0.2500%(3)
Other Expenses(4)                                       0.4759%    0.4771%    0.4771%   0.4767%
Total Annual Fund Operating Expenses                    1.3259%    1.8271%(5) 1.8271%   1.3267%

1 The percentages shown are based on anticipated expenses for the entire fiscal year ending August 31, 2006. However, the rate at which expenses are accrued during the fiscal year may not be constant, and at any particular point, may be greater or less than the stated average percentage. Although not obligated to do so (except as discussed in note 2 with respect to management fees), the
  Adviser and distributor expect to waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending
  August 31, 2006.
   Total Waivers of Fund Expenses                       0.4380%   0.1880%    0.1880%   0.4380%
  Total Actual Annual Fund Operating Expenses (after    0.8879%   1.6391%    1.6391%   0.8887%
  anticipated waivers) (6)

2 Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.3233% effective January 1, 2006 and may not be increased until after December 31, 2010. As a separate matter, beginning February 23, 2006, although not obligated to do so, the Adviser will waive the amount, if any, by which the Fund's aggregate annual operating expenses for Class A Shares, Class B Shares, Class C Shares and Class F Shares exceed 0.7949%, 1.5449%, 1.5449% and 0.7949%, respectively.

3 The Fund has no present intention of paying or accruing the distribution
  (12b-1) fee for Class A and Class F Shares during the fiscal year ending August 31, 2006.

4 Includes a shareholder services/account administrative fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a record keeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financial Intermediaries" herein.

5 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

6 The Total Actual Operating Expenses (after waivers) paid by the Fund's Class A
  Shares, Class B Shares, Class C Shares and Class F Shares were 1.0700%, 1.8200%, 1.8200% and 1.0700%, respectively, for the fiscal year ended August 31, 2005.


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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Class A, Class B, Class C and Class F Shares with the cost of investing in other mutual funds.
  The Example assumes that you invest $10,000 in the Fund's Class A, Class B, Class C and Class F Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, Class B, Class C and Class F Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class                   1 Year   3 Years    5 Years    10 Years
Class A
Expenses assuming redemption   $579      $851     $1,144      $1,975
Expenses assuming no           $579      $851     $1,144      $1,975
redemption
Class B
Expenses assuming redemption   $736      $975     $1,189      $2,014
Expenses assuming no           $186      $575      $989       $2,014
redemption
Class C
Expenses assuming redemption   $384      $669     $1,079      $2,223
Expenses assuming no           $284      $669     $1,079      $2,223
redemption
Class F
Expenses assuming redemption   $334      $616      $820       $1,682
Expenses assuming no           $234      $516      $820       $1,682
redemption

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                                                      March 31, 2006



Federated Securities Corp., Distributor

Cusip 313910200
Cusip 313910309
Cusip 313910408
Cusip 313910101
34615 (4/06)